Filed Pursuant to Rule 497(a)
File No. 333-178838
Rule 482 Ad

For Immediate Release

Contact:	Avenue Income Credit Strategies Fund
1-877-525-7330

AVENUE INCOME CREDIT STRATEGIES FUND
ANNOUNCES FILING FOR A POTENTIAL RIGHTS OFFERING

NEW YORK, NY, December 30, 2011 – Avenue Income Credit Strategies Fund (NYSE: ACP) (the “Fund”) announced that it filed a preliminary registration statement with the Securities and Exchange Commission relating to the potential offering of additional common shares of beneficial interest of the Fund (the “Shares”) pursuant to a potential rights offering.

The Board of Trustees (the “Board”) of the Fund has not yet approved a rights offering.  No rights offering will be made unless the Fund’s Board approves such rights offering and the definitive terms of the offering, which may differ from those currently set forth in the preliminary registration statement.

The preliminary registration statement contemplates that the Fund will issue to holders of Shares (the “Shareholders”) rights to acquire new Shares based on the number of Shares owned by such Shareholders on a record date to be set by the Fund’s Board.

The Fund is a recently organized, non-diversified, closed-end management investment company.  The Fund’s primary investment objective is to seek a high level of current income with a secondary objective of capital appreciation.  Depending on current market conditions and the Fund’s outlook over time, the Fund seeks to achieve its investment objectives by opportunistically investing primarily in loan and debt instruments (and loan-related or debt-related instruments, including repurchase and reverse repurchase agreements and derivative instruments) of issuers that operate in a variety of industries and geographic regions.  The Fund’s investment adviser is Avenue Capital Management II, L.P. (the “Adviser”) and the Fund’s subadviser is Avenue Europe International Management, L.P. (the “Subadviser”).  The Adviser and the Subadviser are both part of Avenue Capital Group.

***

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing.  The Fund’s prospectus will contain this and other information about the Fund and should be read carefully before investing.  When it is available, investors may obtain copies of the prospectus from the Fund.

The information in this communication is not complete and may be changed.  The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This communication is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.